UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2007

Commission File Number of issuing entity:

333-131213-38

RALI Series 2007-QO1 Trust

(Exact name of issuing entity)

Commission File Number of depositor:

333-131213

Residential Accredit Loans, Inc.

(Exact name of depositor as specified in its charter)

Residential Funding Company, LLC

(Exact name of sponsor as specified in its charter)

DELAWARE	None
(State or other jurisdiction	(I.R.S. employer
of incorporation)	identification no.)

                                               8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN          55437

                                                   (Address of principal executive offices)                               (Zip code)

Registrant’s telephone number, including area code (952) 857-7000

_________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.02. Change of Servicer or Trustee.

On January 30, 2007 (the “Closing Date”), RALI Series 2007-QO1 Trust (the “Issuing Entity”) issued and sold Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QO1. As of the Closing Date, Homecomings Financial, LLC (“Homecomings”) and GMAC Mortgage, LLC (“GMACM”), each an affiliate of the master servicer, Residential Funding Company, LLC, and the depositor, Residential Accredit Loans, Inc., acted as subservicers of approximately 85.7% and 14.3%, respectively, by principal balance of the mortgage loans owned by the Issuing Entity.

Residential Capital, LLC (“ResCap”), which owns indirectly all of the equity of both Homecomings and GMACM, has restructured the operations of Homecomings and GMACM. As a result of such restructuring, on September 24, 2007, Homecomings transferred its servicing platform and certain employees responsible for the servicing function to its affiliate GMACM.

Subsequent to the transfer of the servicing platform and employees from Homecomings to GMACM, GMACM became the subservicer for all of the mortgage loans owned by the Issuing Entity, and Homecomings will no longer service any of the mortgage loans. In addition, GMACM will be servicing all of the GMACM and Homecomings servicing portfolios, which will consist of the aggregate of the amounts set forth below under the headings “GMAC Mortgage LLC Primary Servicing Portfolio” and “Homecomings Financial, LLC Servicing Portfolio.”

GMACM is a Delaware limited liability company and a wholly-owned subsidiary of GMAC Residential Holding Company, LLC, which is a wholly owned subsidiary of ResCap. ResCap is a Delaware limited liability company and a wholly-owned subsidiary of GMAC Mortgage Group, LLC, which is a wholly-owned subsidiary of GMAC LLC. On August 24, 2007, Fitch Ratings reduced GMACM’s residential primary subservicer rating and residential primary servicer rating for Alt-A product from RPS1 to RPS1- and placed the servicer ratings on Rating Watch Negative.

GMACM began acquiring, originating and servicing residential mortgage loans in 1985 through its acquisition of Colonial Mortgage Service Company, which was formed in 1926, and the loan administration, servicing operations and portfolio of Norwest Mortgage, which entered the residential mortgage loan business in 1906. These businesses formed the original basis of what is now GMACM.

GMACM maintains its executive and principal offices at 1100 Virginia Drive, Fort Washington, Pennsylvania 19034. Its telephone number is (215) 734-5000.

In addition, GMACM purchases mortgage loans originated by GMAC Bank, which is wholly-owned by IB Finance Holding Company, LLC, a subsidiary of ResCap and GMAC LLC, and which is an affiliate of GMACM. Formerly known as GMAC Automotive Bank, GMAC Bank, a Utah industrial bank was organized in 2001. As of November 22, 2006, GMAC Bank became the successor to substantially all of the assets and liabilities of GMAC Bank, a federal savings bank.

GMACM generally retains the servicing rights with respect to loans it sells or securitizes, and also occasionally purchases mortgage servicing rights from other servicers or acts as a subservicer of mortgage loans (and does not hold the corresponding mortgage servicing right asset).

As of the six months ended June 30, 2007, GMACM acted as primary servicer and owned the corresponding servicing rights on approximately 2,271,474 of residential mortgage loans having an aggregate unpaid principal balance of approximately $284 billion, and GMACM acted as subservicer (and did not own the corresponding servicing rights) on approximately 334,864 loans having an aggregate unpaid principal balance of over $70.5 billion.

The following tables set forth the dollar amount of mortgage loans serviced by GMACM for the periods indicated, and the number of such loans for the same period. GMACM was the servicer of a residential mortgage loan portfolio of approximately $153.6 billion, $13.9 billion, $17.6 billion and $7.0 billion during the year ended December 31, 2003 backed by prime conforming mortgage loans, prime non-conforming mortgage loans, government mortgage loans and second-lien mortgage loans, respectively. GMACM was the servicer of a residential mortgage loan portfolio of approximately $211.5 billion, $32.0 billion, $18.2 billion and $22.8 billion during the six months ended June 30, 2007 backed by prime conforming mortgage loans, prime non-conforming mortgage loans, government mortgage loans and second-lien mortgage loans, respectively. The percentages shown under “Percentage Change from Prior Year” represent the ratio of (a) the difference between the current and prior year volume over (b) the prior year volume.

GMAC MORTGAGE, LLC PRIMARY SERVICING PORTFOLIO

($ IN MILLIONS)

	Year Ended December 31,				Six Months Ended June 30,
	2003	2004	2005	2006	2007
Prime conforming mortgage loans
No. of Loans	1,308,284	1,323,249	1,392,870	1,455,919	1,485,410
Dollar Amount of Loans	$153,601	$165,521	$186,364	$203,894	$211,462
Percentage Change from Prior Year	2.11%	7.76%	12.59%	9.41%
Prime non-conforming mortgage loans
No. of Loans	34,041	53,119	69,488	67,462	68,062
Dollar Amount of Loans	$13,937	$23,604	$32,385	$32,220	$32,035
Percentage Change from Prior Year	11.12%	69.36%	37.20%	(0.51)%
Government mortgage loans
No. of Loans	191,023	191,844	181,679	181,563	175,588
Dollar Amount of Loans	$17,594	$18,328	$18,098	$18,843	$18,166
Percentage Change from Prior Year	(16.91)%	4.17%	(1.25)%	4.12%
Second-lien mortgage loans
No. of Loans	282,128	350,334	392,261	514,085	542,414
Dollar Amount of Loans	$7,023	$10,374	$13,034	$20,998	$22,778
Percentage Change from Prior Year	5.36%	47.71%	25.64%	61.10%
Total mortgage loans serviced
No. of Loans	1,815,476	1,918,546	2,036,298	2,219,029	2,271,474
Dollar Amount of Loans	$192,155	$217,827	$249,881	$275,955	284,441
Percentage Change from Prior Year	0.71%	13.36%	14.72%	10.43%

HOMECOMINGS FINANCIAL, LLC SERVICING PORTFOLIO

Homecomings Servicing Portfolio. The following table sets forth the aggregate principal amount of mortgage loans serviced by Homecomings for the past five years and for the six months ended June 30, 2007. The percentages shown under “Percentage Change from Prior Year” represent the ratio of (a) the difference between the current and prior year volume over (b) the prior year volume.

First Lien Mortgage Loans

	Year Ended December 31,					Six Months Ended June 30,
Volume by Principal Balance	2002	2003	2004	2005	2006	2007
Prime Mortgages (1)	$27,343,774,000	$29,954,139,212	$31,943,811,060	$44,570,851,126	$67,401,832,594	$72,144,802,385
Non-Prime Mortgages(2)	$27,384,763,000	$39,586,900,679	$44,918,413,591	$52,102,835,214	$49,470,359,806	$43,013,399,177
Total	$54,728,537,000	$69,541,039,891	$76,862,224,651	$96,673,686,340	$116,872,192,400	$115,158,201,562
Prime Mortgages(1)	49.96%	43.07%	41.56%	46.10%	57.67%	62.65%
Non-Prime Mortgages(2)	50.04%	56.93%	58.44%	53.90%	42.33%	37.35%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Percentage Change from Prior Year(3)
Prime Mortgages(1)	7.09%	9.55%	6.64%	39.53%	51.22%	-
Non-Prime Mortgages(2)	60.71%	44.56%	13.47%	15.99%	(5.05)%	-
Total	28.55%	27.07%	10.53%	25.78%	20.89%	-

Junior Lien Mortgage Loans

	Year Ended December 31,					Six Months Ended June 30,
Volume by Principal Balance	2002	2003	2004	2005	2006	2007
Prime Mortgages (1)	$7,627,424,000	$7,402,626,296	$7,569,300,685	$7,442,264,087	$11,418,858,741	$11,134,597,105
Non-Prime Mortgages(2)	-	-	-	-	-	-
Total	$7,627,424,000	$7,402,626,296	$7,569,300,685	$7,442,264,087	$11,418,858,741	$11,134,597,105
Prime Mortgages(1)	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Non-Prime Mortgages(2)	-	-	-	-	-	-
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Percentage Change from Prior Year(3)
Prime Mortgages(1)	(4.94)%	(2.95)%	2.25%	(1.68)%	53.43%
Non-Prime Mortgages(2)	-	-	-	-	-
Total	(4.94)%	(2.95)%	2.25%	(1.68)%	53.43%

First Lien Mortgage Loans

	Year Ended December 31,					Six Months Ended June 30,
Volume by Number of Loans	2002	2003	2004	2005	2006	2007
Prime Mortgages (1)	125,209	143,645	150,297	187,773	252,493	264,077
Non-Prime Mortgages(2)	257,077	341,190	373,473	394,776	361,125	316,998
Total	382,286	484,835	523,770	582,549	613,618	581,075
Prime Mortgages (1)	32.75%	29.63%	28.70%	32.23%	41.15%	45.45%
Non-Prime Mortgages(2)	67.25%	70.37%	71.30%	67.77%	58.85%	54.55%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Percentage Change from Prior Year(3)
Prime Mortgages (1)	(6.30)%	14.72%	4.63%	24.93%	34.47%
Non-Prime Mortgages(2)	52.85%	32.72%	9.46%	5.70%	(8.52)%
Total	26.66%	26.83%	8.03%	11.22%	5.33%

Junior Lien Mortgage Loans

	Year Ended December 31,					Six Months Ended June 30,
Volume by Number of Loans	2002	2003	2004	2005	2006	2007
Prime Mortgages (1)	217,031	211,585	210,778	199,600	266,900	255,804
Non-Prime Mortgages(2)	-	-	-	-	-	-
Total	217,031	211,585	210,778	199,600	266,900	255,804
Prime Mortgages (1)	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Non-Prime Mortgages(2)	-	-	-	-	-	-
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Percentage Change from Prior Year(3)
Prime Mortgages (1)	(5.20)%	(2.51)%	(0.38)%	(5.30)%	33.72%
Non-Prime Mortgages(2)	-	-	-	-	-
Total	(5.20)%	(2.51)%	(0.38)%	(5.30)%	33.72%
(1) Product originated under the Jumbo, Alt A, High Loan to Value First Lien programs and Closed End Home Equity Loan and Home Equity Revolving Credit Line Loan Junior Lien programs.

(2) Product originated under the Subprime and Negotiated Conduit Asset programs. Subprime Mortgage Loans secured by junior liens are included under First Lien Mortgage Loans—Non-Prime Mortgages because these types of loans are securitized together in the same mortgage pools.

(3) Represents year to year growth or decline as a percentage of the prior year’s volume.

Billing and Payment Procedures. As servicer, GMACM collects and remits mortgage loan payments, responds to borrower inquiries, accounts for principal and interest, holds custodial and escrow funds for payment of property taxes and insurance premiums, counsels or otherwise works with delinquent borrowers, supervises foreclosures and property dispositions and generally administers the loans. GMACM sends monthly invoices or annual coupon books to borrowers to prompt the collection of the outstanding payments. Borrowers may elect for monthly payments to be deducted automatically from bank accounts on the same day every month or may take advantage of on demand ACH payments made over the internet or via phone. GMACM may, from time to time, outsource certain of its servicing functions, such as contacting delinquent borrowers, property tax administration and hazard insurance administration, although any such outsourcing will not relieve GMACM of any of its responsibilities or liabilities as a servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALI SERIES 2007-QO1 TRUST
(Issuing Entity)

By: Residential Funding Company, LLC, as Master Servicer

By: /s/ Darsi Meyer
Name: Darsi Meyer
Title: Director

Dated: September 27, 2007